Exhibit 99.1

MarkWest Energy Partners, L.P.	Contact:	Frank Semple, Chairman, President & CEO
1515 Arapahoe Street		Nancy Buese, Senior VP and CFO
Tower 1, Suite 1600		Josh Hallenbeck, VP of Finance & Treasurer
Denver, CO 80202	Phone:	(866) 858-0482
	E-mail:	investorrelations@markwest.com

MarkWest Energy Partners Announces Public Offering of Common Units

DENVER—(BUSINESS WIRE)—November 12, 2012—MarkWest Energy Partners, L.P. (NYSE: MWE) (MarkWest) announced today that it is commencing a public offering of 8,500,000 common units. MarkWest intends to grant the underwriters a 30-day option to purchase a maximum of 1,275,000 additional common units if the underwriters sell more than 8,500,000 common units in the offering. MarkWest intends to use the net proceeds from the offering and from any exercise of the underwriters’ option to purchase additional common units to fund its capital expenditure program, for general working capital and for other general partnership purposes.

Citigroup, BofA Merrill Lynch, Barclays, Goldman, Sachs & Co., Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, J.P. Morgan and RBC Capital Markets are acting as joint book-running managers for the offering.  The offering is being made only by means of a prospectus supplement and accompanying base prospectus. A copy of the prospectus supplement and accompanying base prospectus associated with the offering may be obtained from the underwriters as follows:

•                  Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Ave. Edgewood, NY 11717. By email at batprospectusdept@citi.com, or Toll-Free: (800) 831-9146;

•                  BofA Merrill Lynch, Attention: Prospectus Department, 222 Broadway, 7th Floor, New York, NY 10038. By email at dg.prospectus_requests@baml.com;

•                  Barclays, c/o Broadridge Financial Solutions, 1155 Long Island Ave. Edgewood, NY 11717. By email at barclaysprospectus@broadridge.com, or Toll-Free: (888) 603-5847;

•                  Goldman, Sachs & Co., Attention: Prospectus Department, 200 West Street, New York, NY 10282. By email at prospectus-ny@ny.email.gs.com, or Toll-Free: (866) 471-2526;

•                  Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, Email: prospectus@morganstanley.com, or Toll-Free: (866) 718-1649;

•                  UBS Investment Bank, Attention: Prospectus Dept., 299 Park Avenue, New York, NY 10171. Toll-Free: (877) 827-6444, ext. 561 3884;

•                  Wells Fargo Securities, Attention: Equity Syndicate Dept., 375 Park Avenue, New York, NY 10152.  Email: cmclientsupport@wellsfargo.com, or Toll-Free (800) 326-5897;

•                  J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Ave. Edgewood, NY 11717.  Toll-Free: (866) 803-9204; or

•                  RBC Capital Markets, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-8098. By email at CM-USA-Prospectus@rbc.com, or Toll-Free: 877-280-1299.

An electronic copy of the preliminary prospectus supplement and the accompanying base prospectus will be available on the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov on November 13, 2012.  The common units are being offered pursuant to an effective shelf registration statement that MarkWest previously filed with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state.

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MarkWest Energy Partners, L.P. is a master limited partnership engaged in the gathering, transportation, and processing of natural gas; the transportation, fractionation, marketing, and storage of natural gas liquids; and the gathering and transportation of crude oil. MarkWest has extensive natural gas gathering, processing, and transmission operations in the southwest, Gulf Coast, and northeast regions of the United States, including the Marcellus Shale, and is the largest natural gas processor and fractionator in the Appalachian region.

This press release includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, MarkWest can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including MarkWest’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  MarkWest does not undertake any duty to update any forward-looking statement except as required by law.

Source: MarkWest Energy Partners, L.P.

MarkWest Energy Partners, L.P.

Frank Semple, 866-858-0482

Chairman, President & CEO

or

Nancy Buese, 866-858-0482

Senior VP & CFO

or

Josh Hallenbeck, 866-858-0482

VP of Finance & Treasurer

investorrelations@markwest.com